NEWS RELEASE
For Immediate Release:
April 24, 2023

Sterling Publishes Its 2023 Sustainability Report
THE WOODLANDS, TX – April 24, 2023 – Sterling Infrastructure, Inc. (NasdaqGS: STRL) ("Sterling") has published its 2023 Sustainability Report titled, Leading The Way - The Sterling Way. The report highlights Sterling's ongoing sustainability efforts woven into corporate initiatives and reflects the Company’s Environmental, Social and Governance (ESG) related activities and business practices. The report can be accessed via The Sterling Way (ESG) section of the Company’s website at https://www.strlco.com/sustainability.

CEO Remarks
“As a leading infrastructure services provider, we understand that we have a responsibility to protect the communities and environments everywhere we conduct business. We support this responsibility through strategic initiatives that encourage our entrepreneurial spirit to seek out new ways to discover and develop sustainable solutions for our industry," stated Joe Cutillo, Sterling’s Chief Executive Officer. "This year's report includes examples from our three segments, highlighting our sustainability efforts across our operations in addition to details about our governance principles and corporate initiatives."

Mr. Cutillo concluded, "We continually improve and incorporate sustainable practices into our operations and enhance our stakeholder engagements. At the heart of what we do is our commitment to care for and protect our people, customers, investors, communities and the environment, The Sterling Way."

About Sterling
Sterling Infrastructure, Inc., (“Sterling,” “the Company,” “we,” “our” or “us”), a Delaware corporation, operates through a variety of subsidiaries within three segments specializing in E-Infrastructure, Transportation and Building Solutions in the United States, primarily across the Southern, Northeastern, Mid-Atlantic and Rocky Mountain regions and Hawaii. E-Infrastructure Solutions provides advanced, large-scale site development services for data centers, e-commerce distribution centers, manufacturing, warehousing, energy and more. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems. Building Solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way.
Joe Cutillo, CEO, "We build and service the infrastructure that enables our economy to run, our people to move and our country to grow."

Important Information for Investors and Stockholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that are considered forward-looking statements within the meaning of the federal securities laws. Any such statements are subject to risks and uncertainties, including those risks identified in the Company’s filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Sterling Infrastructure Contacts:

Mary Morley, Corporate Affairs: ESG, IR, Communications
281-214-0789
mary.morley@strlco.com

Noelle Dilts, VP of Investor Relations and Corporate Strategy
281-214-0795
noelle.dilts@strlco.com

Investor Relations Contact:
The Equity Group Inc.
Jeremy Hellman, CFA
212-836-9626